                                                                  Exhibit 10.49

                         ELEVENTH AMENDMENT AND WAIVER


                  ELEVENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of September 8, 1998, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY ("BTCC"), as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :


                  WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");




                  ***


                  WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;


                  NOW, THEREFORE, it is agreed:

                  1. Notwithstanding any provision of the Credit Agreement, the Borrower may make an intercompany advance to G&G, the repayment of which shall be evidenced by the Promissory Note dated September 8, 1998 (the "Intercompany Note") in the principal amount of U.S. $17,330,021.37, provided that (a) ***

                         (b) unless sooner repaid, the Intercompany Note will
mature 120 days after its issuance (the "Note Maturity Date"); (c) the Intercompany Note will bear interest from the date of its issuance to the Note Maturity Date (the "Interest Period") at the rate paid by the Borrower on Revolving Loans under the Credit Agreement plus 1/2%; (d) the Intercompany Note shall be pledged to BTCC, as Collateral Agent under the Security Agreement; (e) the Borrower hereby agrees not to amend, modify or supplement the Intercompany Note; and (f) the Intercompany Note shall be guaranteed by G&G for the benefit of the Lenders, which guaranty secured by a pledge of certain stock owned by

G&G and pledged to BTCC, as Collateral Agent under Guaranty and Pledge Agreement in the form attached hereto as Exhibit B.

                  2. Section 1 of the Credit Agreement is hereby amended by (i) adding ", the Guaranty and Pledge Agreement" after the words "the Security Agreement" appearing in the definition of Collateral Documents; and (ii) adding the following definition in alphabetical order:

                  "Guaranty and Pledge Agreement" shall mean the Guaranty and Pledge Agreement attached to the Eleventh Amendment to this Agreement, dated as of September 8, 1998, as same may be amended, modified or supplemented from time to time."

                  3. Section 2.2 of the Credit Agreement is hereby amended by
(i) renumbering Section 2.2(a)(ii)(D) as Section 2.2(a)(ii)(E); (ii) amending the definition of "Borrowing Base" appearing in such Section 2.2 to mean the "sum of the amounts calculated in accordance with clauses (ii)(A), (B), (C) and
(D) above"; and (iii) inserting the following clause (a)(ii)(D):

                  "(D) an amount equal to $5,000,000, so long as the Intercompany Note (as defined in the Eleventh Amendment to this Agreement dated as of September 8, 1998) remains outstanding and unpaid, and minus"

                  4. Section 9.1 of the Credit Agreement is hereby amended by
(i) adding "G&G Investments, Inc.," before "the Borrower" where it appears Sections 9.1(b) and (g); and (ii) inserting the following section (o):

                           "(o) Intercompany Note, Guaranty and Pledge
         Agreement. G&G shall fail to pay all principal and interest on the Intercompany Note on or before the Note Maturity Date (capitalized terms used in this Section 9.1(o) shall have the meanings set forth in the Eleventh Amendment to this Agreement, dated as of September 8,
         1998), or the Intercompany Note shall fail to be in full force and effect prior to its repayment in full, or G&G shall breach its agreements set forth therein or in the Guaranty and Pledge Agreement or deny or disaffirm its obligation thereunder;"

                  5. Section 7.1(e) of the Credit Agreement is hereby amended by adding the following text at the end thereof:

                  "(together, so long as the Intercompany Note is outstanding, with the calculation of the aggregate value of the price per share of common stock of Consumers pledged pursuant to the Guaranty and Pledge Agreement)"

                  6. The undersigned Lenders hereby authorize the Agent to execute the Second Amendment to the Intercompany Agreement in the form of Exhibit C hereto.

                  7. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the

Eleventh Amendment Effective Date (as defined in Section 11 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Eleventh Amendment Effective Date, after giving effect to this Amendment.

                  8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

                  10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  11. This Amendment shall become effective on the date (the "Eleventh Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement; (ii) G&G and Anchor shall have executed and pledged Intercompany Note, substantially in the form of Exhibit D to this Amendment, to BTCC as Collateral Agent under the Security Agreement; (iii) G&G shall have executed and delivered the Guaranty and Pledge Agreement, and G&G shall have delivered the capital stock initially required to be delivered thereunder, together with signed and undated stock powers; (iv) the Agent shall have received a legal opinion, substantially in the form of Exhibit E to this Amendment, from Eckert Seamans Cherin & Mellot, LLC; (v) the Lenders shall have received true and correct copies of the Purchase Agreement, which shall be in form and substance satisfactory to the Required Lenders and (vi) the Agent shall have received a fee of $137,500 for pro rata distribution among the Lenders according to their respective Commitments under the Credit Agreement.

                  12. From and after the Eleventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


*** Portions hereof have been omitted and filed separately pursuant to a request for confidential treatment in accordance with Rule 24b-2.


                                          ANCHOR GLASS CONTAINER CORPORATION


                                          By  /s/ M. William Lightner, Jr.
                                             ----------------------------------
                                          Name:   M. William Lightner, Jr.
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer


                                          BT COMMERCIAL CORPORATION,
                                             Individually, as Agent
                                             and as Co-Syndication Agent



                                          By  /s/ Bruce Phoel
                                             ----------------------------------
                                          Name:   Bruce Phoel
                                          Title:  Senior Vice President


                                          PNC BANK, NATIONAL ASSOCIATION,
                                              Individually, as Co-Syndication
                                              Agent and Issuing Bank



                                          By  /s/ Enrico A. Della Corna
                                             ----------------------------------
                                          Name:   Enrico A. Della Corna
                                          Title:  Vice President


                                          BANKERS TRUST COMPANY, as Issuing Bank



                                          By  /s/ Bruce Phoel
                                             ----------------------------------
                                          Name:   Bruce Phoel
                                          Title:  Principal

                                          THE CIT GROUP/BUSINESS CREDIT, INC.



                                          By
                                             ----------------------------------
                                          Name:
                                          Title:


                                          CORESTATES BANK, N.A.



                                          By
                                             ----------------------------------
                                          Name:
                                          Title:


                                          FLEET BANK



                                          By
                                             ----------------------------------
                                          Name:
                                          Title:


                                          KEY CORPORATE CAPITAL, INC.



                                          By
                                             ----------------------------------
                                          Name:
                                          Title:


                                          MELLON BANK, N.A.



                                          By
                                             ----------------------------------
                                          Name:
                                          Title:

                                          NATIONAL BANK OF CANADA



                                          By  /s/ Donald P. Haddad
                                             ----------------------------------
                                          Name:   Donald P. Haddad
                                          Title:  Vice President / Manager



                                          By  /s/ Eric L. Moore
                                             ----------------------------------
                                          Name:   Eric L. Moore
                                          Title:  Vice President


                                          NATIONAL CITY COMMERCIAL FINANCE, INC.



                                          By  /s/ Joseph L. White
                                             ----------------------------------
                                          Name:   Joseph L. White
                                          Title:  Senior Vice President


                                          SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                          By  /s/ Alan M. Lapidus
                                             ----------------------------------
                                          Name:   Alan M. Lapidus
                                          Title:  Vice President